UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 9, 2006

Bowlin Travel Centers, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31701	85-0473277
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Louisiana, NE, Albuquerque, New Mexico	87108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  505-266-5985

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

(a)  On January 4, 2006, Neff+Ricci LLP (“Neff+Ricci”) notified us that it combined its practice with Moss Adams LLP (“Moss Adams”) and therefore resigned as our registered independent public accounting firm. According to information provided to us by Neff+Ricci, all of the partners of Neff+Ricci have become partners of Moss Adams. Neff+Ricci’s audit reports on the Bowlin Travel Centers, Inc. (the “Company”) financial statements for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding the replacement of Neff+Ricci, there were no disagreements with Neff+Ricci on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Neff+Ricci, would have caused them to make reference to the subject matter of the disagreements in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K ("Regulation S-K") promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended.

The Company requested that Neff+Ricci furnish it with a letter addressed to the Commission stating whether or not Neff+Ricci agrees with the statement set forth in this subsection (a), above. A copy of that letter, dated January 9, 2006, is filed as Exhibit 16.1 to this Form 8-K.

(b)  On January 5, 2006, the Company engaged Moss Adams LLP (“Moss Adams”) as its registered independent public accounting firm. The Company’s Board of Directors recommended and approved the engagement of Moss Adams.

During the Registrant's two most recent fiscal years and through the date of this Report on Form 8-K, the Company did not consult Moss Adams with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

16.1	Letter dated January 9, 2006, announcing changes in the Registrant’s certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowlin Travel Centers, Inc.

Date: January 9, 2006	By:	/s/ MICHAEL L. BOWLIN

Michael L. Bowlin, Chairman of the Board, President and Chief Executive Officer